UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2018

BEASLEY BROADCAST GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29253	65-0960915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Riviera Drive, Suite 200, Naples, Florida 34103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 263-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On August 13, 2018, Beasley Broadcast Group, Inc. (the “Company”) announced that Beasley Mezzanine Holdings, LLC, a wholly owned subsidiary of the Company, is seeking to incur additional Term Loan B borrowings under its existing senior secured credit agreement (the “Transaction”). In connection with the Transaction, the Company presented certain information to prospective lenders. A copy of the lender presentation is furnished as Exhibit 99.1 hereto.

The foregoing information in Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K that are “forward-looking statements” are based upon current expectations and assumptions, and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “seeking,” “expected,” “believe,” “hope,” “plan,” “intends,” “expects,” “anticipates” or variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about expected income; shareholder value; revenues; and growth. Key risks are described in our reports filed with the SEC including in our annual report on Form 10-K and quarterly reports on Form 10-Q. Readers should note that forward-looking statements are subject to change and to inherent risks and uncertainties and may be impacted by several factors, including:

•	external economic forces that could have a material adverse impact on our advertising revenues and results of operations;

•	the ability of our radio stations to compete effectively in their respective markets for advertising revenues;

•	our ability to respond to changes in technology, standards and services that affect the radio industry;

•	audience acceptance of our content, particularly our radio programs;

•	our substantial debt levels and the potential effect of restrictive debt covenants on our operational flexibility and ability to pay dividends;

•	our dependence on federally issued licenses subject to extensive federal regulation;

•	the risk that our FCC broadcasting licenses and/or goodwill could become impaired;

•	the failure or destruction of the internet, satellite systems and transmitter facilities that we depend upon to distribute its programming;

•	disruptions or security breaches of our information technology infrastructure;

•	actions by the FCC or new legislation affecting the radio industry;

•	the loss of key personnel;

•	the fact that we are controlled by the Beasley family, which creates difficulties for any attempt to gain control of us;

•	our ability to integrate acquired businesses and achieve fully the strategic and financial objectives related thereto and their impact on our financial condition and results of operations; and

•	other economic, business, competitive, and regulatory factors affecting our businesses.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Lender Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEASLEY BROADCAST GROUP, INC.

Date: August 13, 2018	By:	/s/ Marie Tedesco
Marie Tedesco
Chief Financial Officer